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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 27, 2004
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                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of principal executive office)


                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1 Release of Empire Financial Holding Company (the "registrant"), dated May 27, 2004 indicating its receipt of a SEC Wells Notice.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 27, 2004 the company issued a press release announcing its receipt of a Wells notice from the SEC and the leave of absence, resignation and/or termination of certain employees. A copy of the press release is furnished herewith as exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report , including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  May 28, 2004                    By: /s/ Donald A. Wojnowski Jr.
                                           ---------------------------
                                           Donald A. Wojnowski Jr.
                                           President


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
                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit Title
       -----------         -------------

         99.1 Press release dated May 27, 2004, announcing its receipt of a SEC Wells Notice.


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